Fremont Mutual Funds, Inc.

                         Supplement Dated April 19, 2002
                                       to
                         Prospectus Dated March 1, 2002

Fremont International Growth Fund

The following describes the Fremont International Growth Fund Fund's policy regarding fees imposed on short-term trading:

Effective April 19, 2002, the Fremont International Growth Fund will impose a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is enacted to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

A redemption fee will not be charged on:

     o shares acquired by reinvestment of dividends or distributions from a Fund,

     o shares held in an account of a qualified retirement plan, such as a 401(k) plan, or purchased through certain intermediaries.


Fremont Bond Fund

The following sentence found on page 18 of the prospectus under the heading Principal Strategy has been amended to read:

"Normally, the Fund will invest at least 80% of its net assets (including borrowing for investment purposes) in these types of bonds."

Fremont U. S. Small Cap Fund

The following table should be included in the Comparative Returns section on page 12 of the prospectus:

Average Annual Returns for the periods ended December 31, 2001

Russell 2000 Index (Does not reflect deductions for fees, expenses or taxes.)

            Since
          ----------
     1 year       9/24/97
     2.49%        3.26%